United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

                    June 10, 2008
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

            1-6479-1
Commission File Number

Delaware (State or other jurisdiction of incorporation or organization)	13-2637623 (I.R.S. Employer Identification Number)

666 Third Avenue
                     New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01 - Other Events

On June 10, 2008, Overseas Shipholding Group, Inc. (”OSG”) amended its Executive Performance Incentive Plan (the “Plan”) to (i) limit the discretion of the Compensation Committee to make awards under the Plan to participants who are not active employees at the end of a specified performance period to cases that comply with the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) modify the Plan’s definition of “Change of Control of the Company” so such definition complies with Section 409A of the Code.

        A copy of the amendment to the Plan is attached to this Report as Exhibit 99 and is hereby incorporated by reference.

Section 9 -      Financial Statements and Exhibits.

Item 9.01         Financial Statements and Exhibits.

d)     Amendment No. One to the Overseas Shipholding Group, Inc. Executive Performance Incentive Plan dated as of June 10, 2008

Exhibit No.	Description
99	Amendment No. One to the Overseas Shipholding Group, Inc. Executive Performance Incentive Plan dated as of June 10, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC. (Registrant)

Date: June 12, 2008	By: /s/James I. Edelson
Name: James I. Edelson Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99	Amendment No. One to the Overseas Shipholding Group, Inc. Executive Performance Incentive Plan dated as of June 10, 2008